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Exhibit 10.7

233 South Wacker Drive, Suite 2800
Chicago, Illinois 60606
Tel  312-234-2732
Fax  312-234-3603

BANK OF AMERICA N.A.

TO:         Summit Properties Partnership, LP
            309 East Morehead St, Ste 200
            Charlotte, NC 28202

ATTN:       Gregg Adzema
TEL:        704-334-9905
FAX:        704-334-4496

FROM:       Bank of America, N.A.
            233 South Wacker Drive - Suite 2800
            Chicago, Illinois 60606
            Gerry Rosales / Mike Allison

Date:       17JUN02

Our Reference No. 26049

Internal Tracking Nos.  385471

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Summit Properties Partnership, LP and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

         The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as the parties will in good faith agree. Upon the execution by the parties of such an agreement, this Confirmation will supplement, form a part of, and be subject to that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until the parties execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between the parties (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if the parties had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between the parties. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

         In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Summit Properties Partnership, LP.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:                  USD 50,000,000.00

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

         Trade Date:                       11JUN02

         Effective Date:                   14JUN02

         Termination Date:                 15AUG07, subject to adjustment in accordance with the Following
                                           Business Day Convention
         FIXED AMOUNTS:

         Fixed Rate Payer:                 Party A

         Fixed Rate Payer Payment Dates:   The 15th of each February and August, commencing 15AUG02 and ending 15AUG07, subject to adjustment in accordance with the
                                           Following Business Day Convention.  No Adjustment Of Period End
                                           Dates.

         Fixed Rate:                       7.20000%

         Fixed Rate Day Count Fraction:    30/360

         FLOATING AMOUNTS:

         Floating Rate Payer:              Party B

         Floating Rate Payer Payment       The 15th of each February, May, August and November, commencing
         Dates:                            15AUG02 and ending 15AUG07, subject to adjustment in accordance with the Modified Following Business Day Convention.

         Floating Rate for initial         TO BE SET
         Calculation Period:

         Floating Rate Option:             USD-LIBOR-BBA

         Averaging:                        Inapplicable

         Designated Maturity:              3 Month

         Spread:                           Plus 2.41750%

         Floating Rate Day Count           Actual/360
         Fraction:

         Reset Dates:                      The first day of each Calculation Period

         Compounding:                      Inapplicable

         Business Days:                    New York, London

         Calculation Agent:                Party A

         3. RECORDING OF CONVERSATIONS:

         Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.


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         4. ACCOUNT DETAILS:

                  Account for payments to Party A:

                  [Account information for Party A]

                  Account for payments to Party B:

                  [Account information for Party B]

5.       OFFICES:

                  The Office of Party A for this
                  Transaction is:                      Charlotte, NC

                  Please send reset notices to fax no. (312-234-3603)

                  The Office of Party B for this
                  Transaction is:                      North Carolina, USA

         GOVERNING LAW: The Laws of the State of New York (without reference to the conflict of laws provisions thereof)

         CREDIT SUPPORT DOCUMENT: As per Agreement (and Credit Support Annex if applicable).

         In relation to Party B,

         The ISDA Credit Support Annex to be executed by Party B and given in favor of Party A with the following terms:

          "Threshold" means, with respect to Party B on any date of determination, (a) the amount set forth opposite the Credit Rating which Party B has on that date as assigned by Moody's Investor Services, Inc. or any successor thereto ("Moody's") or Standard & Poor's Corporation, a division of The McGraw Hill Companies, Inc., or any successor thereto ("S&P") or (b) zero if on that date Party B does not have a Credit Rating or an Event of Default or Potential Event of Default or Termination Event (or event that would constitute an Event of Default or Termination Event with the lapse of time or giving of notice or both) with respect to such party has occurred that is still continuing. The Threshold amount will be based on the lower of the two ratings from Moody's and S&P, if such ratings are split. If Party B is only rated by one agency, the Threshold amount will be based on the rating of that agency.

               Threshold      Credit Rating by S&P     by Moody's
               $5,000,000     BBB (and above)          Baa2 (and above)
               $2,000,000     BBB-                     Baa3
               $0             below BBB-               below Baa3

          Minimum Transfer Amount means, $100,000.

          Additional Termination Event. Additional Termination Event will apply.

         It shall be an Additional Termination Event, Party B shall be the Affected Party and Party A shall be the party entitled to designate an Early Termination Date with respect to all Transactions and determine the amounts payable under Section 6(e) of this Agreement,

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         If Party B fails to execute an ISDA Master Agreement and ISDA Credit
Support Annex in form and substance satisfactory to Party A and provide collateral on or before September 10, 2002

         The Confirmation should be subject to an ISDA Master Agreement to be entered into with Bank of America, N.A.

         Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations at (fax no.(312) 234-3603).

Yours Sincerely,


Bank of America, N.A.



/S/ Dave Walker
-------------------------
Dave Walker
Senior Vice President




Authorized Signatory

Accepted and confirmed as of the date first written:

Summit Properties Partnership, LP

By:  /S/ Gregg D. Adzema

Name:   Gregg D. Adzema

Title:  Executive Vice President



Our Reference # 26049


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